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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) JUNE 8, 2007
                                                          ----------------------


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

              NEVADA                     000-27267            33-0773180
   ----------------------------         -----------          -------------
   (State or other jurisdiction         (Commission          (IRS Employer
         of incorporation)              File Number)       Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA         92618
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               (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code      (949) 707-4800
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

TERMINATION OF STRATEGIC ALLIANCE SHARE PURCHASE AGREEMENT WITH JIANGXI
   GREATSOURCE DISPLAY TECH. CO. LTD.

         On June 8, 2007, I/OMagic Corporation (the "Company") received a termination notice, effective immediately, from Jiangxi Greatsource Display Tech. Co. Ltd. ("Jiangxi") terminating the Strategic Alliance Share Purchase Agreement described below.

STRATEGIC ALLIANCE SHARE PURCHASE AGREEMENT WITH JIANGXI GREATSOURCE DISPLAY
   TECH. CO. LTD.

         On May 9, 2007, the Company entered into a Strategic Alliance Share Purchase Agreement (the "Purchase Agreement") with Jiangxi, that provided for the purchase of 21,750,000 shares of the Company's common stock by Jiangxi for an aggregate of $95,000,000.

         Pursuant to the Purchase Agreement, the purchase of the shares of the Company's common stock was to occur in three separate closings as follows: (1) the first closing was to occur on September 30, 2007 and was to include the issuance of 8,000,000 shares of the Company's common stock to Jiangxi for a payment of $24,000,000; (2) the second closing was to occur between March 31, 2008 and May 31, 2008 and was to include the issuance of 10,000,000 shares of the Company's common stock to Jiangxi for a payment of $41,000,0000; and (3) the third closing was to occur on May 31, 2008 and was to include the issuance of 3,750,000 shares of the Company's common stock to Jiangxi for a payment of $30,000,000.

         The Company and Jiangxi were to negotiate, over the 30-days following May 9, 2007, the terms and conditions of (1) a registration rights agreement to register the shares of the Company's common stock that were to be purchased by Jiangxi pursuant to the Purchase Agreement; (2) an employment agreement between the Company and Tony Shahbaz, the Company's president and chief executive officer; (3) a voting agreement between Jiangxi and the Company; and (4) such other agreements as the parties deemed necessary. Pursuant to the Purchase Agreement, on June 10, 2007, the Company was to appoint a nominee of Jiangxi to the board of directors of the Company.

         The employment agreement with Mr. Shahbaz was to provide for, among other things, the opportunity for Mr. Shahbaz to receive a bonus in connection with the successful negotiation of the Purchase Agreement, which bonus was to be payable in the form of shares of the Company's common stock at each of the closing dates as follows: (1) at the first closing, such number of shares when combined with the number of shares owned by Mr. Shahbaz prior to such issuance was to result in Mr. Shahbaz having a direct ownership interest in the Company equal to 25.76% of the then outstanding shares calculated on a fully-diluted basis; (2) at the second closing, such number of shares when combined with the number of shares owned by Mr. Shahbaz prior to such issuance was to result in Mr. Shahbaz having a direct ownership interest in the Company equal to 16.60% of the then outstanding shares calculated on a fully-diluted basis; and (3) at the third closing, such number of shares when combined with the number of shares owned by Mr. Shahbaz prior to such issuance was to result in Mr. Shahbaz having a direct ownership interest in the Company equal to 9.90% of the then outstanding shares calculated on a fully-diluted basis. Such shares were to be registered by the company on Form S-8. The employment agreement was subject to approval by the Company's board of directors.


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         In addition to customary closing conditions, the closings under the
Purchase Agreement were contingent upon (1) Jiangxi obtaining governmental approvals in the People's Republic of China to secure the funds necessary to purchase the shares contemplated by the Purchase Agreement; (2) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) the Company's common stock being designated for quotation or listed on the OTC Bulletin Board; (4) filing of all reports that the Company is obligated to file under the Securities Exchange Act of 1934, as amended; and (5) removal of the "E" modifier appended to the Company's trading symbol. Also, either party was entitled to terminate the Purchase Agreement on or before June 8, 2007 based on the results of such party's due diligence.

         Jiangxi was to provide the Company with a trade credit facility in an aggregate amount not to exceed $15,000,0000. The credit facility was to terminate on the date of the third closing. The credit facility would only have been available for use in connection with purchases of products from suppliers to the Company.

         The Purchase Agreement also contained other customary representations, warranties, covenants and closing conditions.

         A copy of the Purchase Agreement is incorporated herein by reference as exhibit 10.1. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the agreement.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
             -------------------------------------------

                  None.

         (b) Pro Forma Financial Information.
             -------------------------------

                  None.

         (c) Exhibits.
             --------

                  Number   Description
                  ------   -----------

                  10.1 Strategic Alliance Share Purchase Agreement dated May 9, 2007 between I/OMagic Corporation and Jiangxi Greatsource Display Tech. Co. Ltd. (*)

                  _______________
                  (*) Filed as an exhibit to the Registrant's current report on Form 8-K for May 9, 2007 filed with the Securities and Exchange Commission on May 15, 2007.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2007               I/OMAGIC CORPORATION


                                   By: /S/ THOMAS L. GRUBER
                                       -----------------------------------------
                                       Thomas L. Gruber, Chief Financial Officer


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